                                                                       EXHIBIT 1

           DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:                    11-Dec-02
Determination Date:                 13-Dec-02
Monthly Payment Date:               13-Dec-02
Collection Period Ending:           30-Nov-02

I.   COLLECTION ACCOUNT SUMMARY

     Principal and Interest Payments Received (including Prepayments)                                                12,293,064.14
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     732,645.58
     Current Monthly Interest Shortfall/Excess                                                                            8,106.56
     Recoup of Collection Expenses                                                                                      -10,747.92
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

                                                                                                                     13,023,068.36

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     2,489,522.00
     Amount of Interest Payments Received During the Collection Period for Receivables                                2,481,415.44
     Amount of Current Month Simple Interest Excess/Shortfall                                                             8,106.56

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than
     .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)               7,500,025.52
     Beginning Reserve Account Balance                                                                                7,500,025.52
     Deposits to Reserve Account (only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
     Reserve Account Withdrawals (to the extent that there are Interest or Principal payment shortfalls)                      0.00
     Reserve Account Investment Earnings                                                                                  8,524.85
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
     Balance and over-collateralization amounts has been met)                                                            -8,524.85
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            7,500,025.52
     Total Ending Reserve Balance                                                                                     7,500,025.52

IV.  COLLECTIONS ON RECEIVABLES

a)
     Interest Payments Received                                                                                       2,481,415.44
     Scheduled Principal Payments Received                                                                            2,631,516.22
     Principal Prepayments Received                                                                                   7,180,132.48
     Total Interest and Principal Payments Received                                                                  12,293,064.14

b)
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    789,468.29
     minus Reasonable Expenses                                                                                           56,822.71
     Net Liquidation Proceeds                                                                                           732,645.58
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      732,645.58

c)
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

                                                                                                                     13,025,709.72

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    352,382,054.64
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
                                                                                                                        146,825.86

                                                                                                                          1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
     Initial Pool Balance                                                                                         1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                   352,382,054.64
     Pool Balance as of the Current Accounting Date                                                                 341,940,116.44
     Age of Pool in Months                                                                                                      45

a.2)
     Aggregate Note Balance as of Preceding Accounting Date                                                         348,858,234.09
     Aggregate Note Balance as of Current Accounting Date                                                           338,520,715.28

b)
          Current Month                          Number of Loans          Principal Balance                  Percentage
     30-59 Days Delinquent                            89                       3,830,764.61                     .120%
     60-89 Days Delinquent                            34                       1,470,244.22                    0.430%
     90-119 Days Delinquent                           17                         331,671.41                    0.097%
     120+ Days Delinquent                              0                               0.00                    0.000%
     Current Period Defaults                          18                         630,289.50                    0.184%
     Cumulative Defaults                             865                      32,872,461.94                    3.287%
     Cumulative Recoveries                                                    14,209,562.91                    1.421%

     Current Month Realized Losses                                                                                      629,789.50
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.063%
     Preceding Realized Losses                                                                                          610,340.83
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.061%
     Second Preceding Realized Losses                                                                                   870,047.67
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.087%
     Cumulative Realized Losses                                                                                      18,662,899.03
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.866%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.34193895
                                                                                                                        0.33852072

a)
                                                                                                                        146,825.86
                                                                                                                              0.00

b)
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                                0.00
     Class A-4                                                                                                          388,215.14
     Class A-5                                                                                                          794,616.95
     Class A-6                                                                                                          322,902.77
     Class B                                                                                                            132,500.00
     Class C                                                                                                            120,500.00

                                                                                      Noteholders'
                                                         Beginning                  Monthly Principal                   Ending
                                                          Balance                 Distributable Amount                 Balance
     Class A-1                                                   0.00                        0.00                             0.00
     Class A-2                                                   0.00                        0.00                             0.00
     Class A-3                                                   0.00                        0.00                             0.00
     Class A-4                                          79,770,234.09               10,337,518.81                    69,432,715.28
     Class A-5                                         159,722,000.00                        0.00                   159,722,000.00
     Class A-6                                          64,366,000.00                        0.00                    64,366,000.00
     Class B                                            25,000,000.00                        0.00                    25,000,000.00
     Class C                                            20,000,000.00                        0.00                    20,000,000.00

c)
                                                                                                                        104,419.39
                                                                                                                        675,569.44

VIII POOL STATISTICS

                                                                                                                             8.83%
                                                                                                                               127


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         12,243,079.53
Plus:    Trustee Fee                                                                                                      1,041.67

TOTAL WIRE TO CHASE                                                                                                  12,244,121.20

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                779,988.83